UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2011, Viacom Inc. (the “Company”) issued a press release announcing earnings for the full year and fourth quarter ended September 30, 2011. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 8 - Other Events

Item 8.01	Other Events.

On November 9, 2011, the Company’s Board of Directors authorized an increase to the aggregate amount of funds available to purchase shares of Class B Common Stock under the Company’s stock repurchase program, which was approved by the Board of Directors on June 9, 2010, from $4.0 billion to $10.0 billion.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99	Press release of Viacom Inc. dated November 10, 2011 announcing earnings for the full year and fourth quarter ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	ExecutiveVice President, General Counsel and Secretary

Date: November 10, 2011

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press release of Viacom Inc. dated November 10, 2011 announcing earnings for the full year and fourth quarter ended September 30, 2011.